Other income (Details) - USD ($) $ in Thousands	3 Months Ended			6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022		Jun. 30, 2023	Jun. 30, 2022
Other income.
Insurance claims	$ 133	$ 466		$ 278	$ 1,616
Other income	28	2,501		58	2,521
Total other income	$ 161	$ 2,967	[1]	$ 336	$ 4,137	[1]

[1]	re-presented to reflect the remeasurement period adjustments, as required by IFRS 3, in respect of updates to the accounting for the GTS SP5 Acquisition in March 2022 and MTN SA Acquisition in May 2022.